Exhibit 10.125

6300 Diagonal Highway
Boulder CO 80301
July 10, 2008
Mr. Mike Pecora
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Subject: Amendment Number 1 to SOW#7 of the IBM/Brocade Goods Agreement ROC-P-68
This letter (the “Amendment”) serves as Amendment Number 1 to SOW#7, including all amendments thereto (“SOW#7”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows
1.	Replace the tables in Section 3.1, Description of Licensed Work and Product/Operating Systems Supported with the following tables. The tables reflect the update from VFM Version 6.0 to VFM Version 6.1. The remainder of Section 3.1 remains unchanged.
3.1 Description of Licensed Work

Code Name	Version	Description	Documentation	Format	Delivery Requirements
Virtual File Manager (VFM)	6.1	Comprehensive enterprise file data management solution;	Online	Object Code	CD, License key documentation

Product/Operating Systems Supported:

Licensed Work	Operating System(s) Support
StorageX Server or Monitoring Agent	• Microsoft Windows 2000 SP4
• Windows 2003 Enterprise Server 2003, SP1, R2

StorageX Client Only	• Microsoft Windows®2000 SP4 or Windows XP Professional, SP1, SP2 to manage roots on Windows 2000 servers
• Microsoft Windows XP Professional, SP1, SP2 or Windows Server™SP1, R2, to manage multiple roots on a single Windows Server 2003

StorageX Replication Agent	• Microsoft Windows 2000 SP4
• Windows 2003 Enterprise Server 2003, SP1, R2
• Redhat enterprise Linux 4.0
• Solaris 10 SPARC
2.	Attachment A of the SOW#7 is hereby deleted in its entirety and replaced with Attachment A attached hereto.
The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #7. All other terms and conditions of the Goods Agreement and SOW#7 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#7 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #1

Accepted and Agreed To:		Accepted and Agreed To:
International Business Machines Corporation		Brocade Communications Systems, Inc.

By:		By:

Authorized Signature	Date	Authorized Signature	Date

Type or Print Name		Type or Print Name

Title & Organization		Title & Organization

Address:		Address: 1745 Technology Drive
San Jose, CA 95110

Accepted and Agreed To:
Brocade Communications Switzerland, SarL

By:

		Authorized Signature	Date

Ulrich Plechschmid

Type or Print Name

Vice President, EMEA

Title & Organization

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #1
Attachment A
Pricing
Table 1 — VFM ENTERPRISE EDITION PRICING

BROCADE	IBM p/n				IBM VFM Enterprise Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	UNIT PRICE
IBM Machine Type / Model: 5639-FE6						UNIT PRICE (includes 1 yr M&S)
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #1

BROCADE	IBM p/n				IBM VFM Enterprise Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	UNIT PRICE
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IBM Machine Type / Model: 5639-FE1		VFM EE — Registration for 1st-yr AND 1-yr Renewal (Registration and Renewal)				UNIT PRICE
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IBM Machine Type / Model: 5639-FE2		VFM EE — If M&S lapses, customer uses this feature (Re-instatement)				UNIT PRICE
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #1

BROCADE	IBM p/n				IBM VFM Enterprise Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	UNIT PRICE
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IBM Machine Type / Model: 5639-FE3		VFM EE — 3-yr M&S ordered with new product (Registration)				UNIT PRICE
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IBM Machine Type / Model: 5639-FE4		VFM EE — Additional M&S (Renewal0+D118				UNIT PRICE
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IBM Machine Type / Model: 5639-FE5		VFM EE — If M&S lapses, customer uses this feature (Re-instatement)				UNIT PRICE
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #1

BROCADE	IBM p/n				IBM VFM Enterprise Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	UNIT PRICE
[**]	[**]	[**]	[**]	[**]	[**]	[**]
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Table 2 — VFM MIGRATION EDITION PRICING

BROCADE	IBM p/n				IBM VFM Migration Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature		UNIT
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	PRICE
IBM Machine Type/Model: 5639-FM6						UNIT PRICE (includes 1 yr M&S)
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #1

BROCADE	IBM p/n				IBM VFM Migration Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature		UNIT
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	PRICE
IBM Machine Type / Model: 5639-FM1		VFM ME — Registration for 1st-yr AND 1-yr Renewal (Registration and Renewal)				UNIT PRICE
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IBM Machine Type / Model: 5639-FM2		VFM ME — If M&S lapses, customer uses this feature (Re-instatement)				UNIT PRICE
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #1

BROCADE	IBM p/n				IBM VFM Migration Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature		UNIT
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	PRICE
IBM Machine Type / Model: 5639-FM3		VFM ME — 3-yr M&S ordered with new product (Registration)				UNIT PRICE
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IBM Machine Type / Model: 5639-FM4		VFM ME — Additional M&S (Renewal)				UNIT PRICE
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IBM Machine Type / Model: 5639-FM5		VFM ME — If M&S lapses, customer uses this feature (Re-instatement)				UNIT PRICE
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #1

BROCADE	IBM p/n				IBM VFM Migration Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature		UNIT
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	PRICE
IBM Machine Type / Model: 5639-FM5		VFM ME — If M&S lapses, customer uses this feature (Re-instatement)				UNIT PRICE
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.